# JCI/JCIM Tooling Factoring Schedule

04/27/12

Johnson Controls

Dear Supplier:

* The attached PO is for tooling. Please be aware that your original quote has been factored and therefore has "tooling" terms. You will receive a check from JP Morgan for your original quoted amount.

* Your invoice(s) to JCI/JCIM must match the TOTAL of the progress payment(s) **(factored amount)** stated below. Please contact the buyer listed on the PO if this is not possible. Not following this expectation may lead to payment issues.

* Reference PO and/or JCI/JCIM specification for individual payment expectations.

| | |
|---|---|
| **PO#:** | 39082436 |
| **JCI/JCIM Customer/Business Unit:** | Honda 2013 Honda MDX 2R Seating Program - (Se |
| **Supplier:** | D and R Tooling, Inc. (321754) |
| **JCI/JCIM Tool/Project Engineer:** | Dale Miller/John Vadnais |
| **For payment, e-mail all TIAF info to:** | ag-na-purchasing-suppliers-tiaf@jci.com |

| PO Line Item | Tool Number | SUPPLIER QUOTED AMOUNT(S) | | | | FACTORED AMOUNT(S) | | | |
|---|---|---|---|---|---|---|---|---|---|
| | | Original total | Payment 1 | Payment 2 | Payment 3 | PO Amount (Factored) | Payment 1 | Payment 2 | Payment 3 |
| 1 | | $90,801 | $30,267 | $30,267 | $30,267 | $93,516 | $31,304 | $31,183 | $31,029 |
| 2 | | $67,218 | $22,406 | $22,406 | $22,406 | $69,227 | $23,173 | $23,084 | $22,970 |
| 3 | | $17,301 | $5,767 | $5,767 | $5,767 | $17,819 | $5,965 | $5,942 | $5,912 |
| 4 | | $17,919 | $5,973 | $5,973 | $5,973 | $18,455 | $6,178 | $6,154 | $6,123 |
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| | **TOTALS:** | $193,239 TOTAL | $64,413 Payment 1 5/11/2012 | $64,413 Payment 2 6/29/2012 | $64,413 Payment 3 8/31/2012 | $199,017 TOTAL | $66,620 Invoice 1 | $66,363 Invoice 2 | $66,034 Invoice 3 |

Estimated payment date for above pmts:

If you have any questions please contact me at: (734) 254-7563, annette.a.walters@jci.com

Sincerely,

Annette Walters, CET Buyer
Johnson Controls, Inc./JCIM

**Additional Notes/Revision(s):**

Johnson Controls

# NA PURCHASE ORDER
## NO: 39082436 REV 2

Order Date: 27.APR.2012

This is a TOOLING funded order and will require the supplier to complete the latest Tooling Invoice Approval Form (TIAF) for payment. E-mail the complete package to ag-na-purchasing-suppliers-tiaf@jci.com. The TIAF and instructions can be obtained at http://www.johnsoncontrols .com/publish/us/en/suppliers/automotive_experience/forms.html or by calling the buyer listed on the PO.

Supplier No : 321754
Tel : 905-672-7669 Fax : 9056825659

Contact :

Supplier Name: D & R Tooling
7669 KIMBEL STREET
Mississauga Ontario L5S 1A7
Canada

Delivery address :
NA Group Office
49200 Halyard Drive
Plymouth Michigan 48170
USA

Payment Terms : Tooling
Incoterms : Free On Board
Mississauga, ON

Purchasing Group: 501 - Tooling
Annette Walters
Tel : 734-254-7563 Extn:
Fax:
E-mail: annette.a.walters@jci.com
Requestor : Annette Walters

Terms and conditions.
This purchase order is governed exclusively by Buyer's Terms and Conditions of Purchase (available at: http://www.johnsoncontrols.com/ae-terms and incorporated herein by reference), except as modified by this purchase order. All other terms are rejected. This purchase order is also subject to the Johnson Controls Supplier Standards Manual (available at: http://www.johnsoncontrols.com/publish/us/en/suppliers/atuomotive_experience.html). Shipments must comply with the supplier routing instructions found in the Supplier Standards Manual or a debit may be incurred for excessive shipping costs. The purchase order number must appear on all invoices, packing slips and bills of lading. A packing slip must accompany all shipments, showing the order and part number, quantity and supplier number. All Pre-production parts must be marked / labeled with Buyer's part number and revision level as indicated on the CAD model and/or drawing. Pre-production parts that are shipped without proper identification as stated above will be returned to Seller at its expense.

Header Text
Quote No: 0112-008

* PO Qty & Net Price has been switched to allow progress or factored payments through JCI/JCIM A/P. Tooling payment terms apply to this order: Invoice(s) dated - 33% upon JCI/JCIM Preliminary design approval, 33% upon JCI/JCIM acceptance at Seller's facility, and 33% upon JCI/JCIM acceptance at JCI/JCIM's facility including full "as built" documents.
Extended Text: Please see end of document for header text

| Line | Effective Date | Plant | C/S | Due Date | Part Number / Descriptions | Quantity | UOM | Per Unit Price | Total |
|---|---|---|---|---|---|---|---|---|---|
| 00001 | | 6113 | | 27.04.2012 | G908010 | 93.516 | EA | 1.00000 | 93.516,00 |
| | | | | | Assembly Tooling | | | | |
| 00002 | | 6113 | | 27.04.2012 | G908010 | 69.227 | EA | 1.00000 | 69.227,00 |
| | | | | | Assembly Tooling | | | | |
| 00003 | | 6113 | | 27.04.2012 | G908010 | 17.819 | EA | | |

Line 00001: ECO NO: |Program No: 1012955|Program Description: 2013 MDX 2R Seating Program|Tool No: 5069864|Tool Description: 2225352 60% Backframe Tube Bender|OEM No:|Program Manager: |JCI Part No: |Customer Asset No:

Line 00002: ECO NO: |Program No: 1012955|Program Description: 2013 MDX 2R Seating Program|Tool No: 5069865|Tool Description: 2225411 40% Back Frame Tube Bender|OEM No:|Program Manager: |JCI Part No: |Customer Asset No:

Johnson Controls

# NA PURCHASE ORDER

NO: 39082436 REV 2

| Line | Effective Date | Plant | C/S | Due Date | Part Number / Descriptions | Quantity | UOM | Per Unit Price | Total |
|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | 1,00000 | 17.819,00 |
| | | | | | Assembly Tooling | | | | |
| 00004 | | 6113 | | 27.04.2012 | G908010 | 18.455 | EA | 1,00000 | 18.455,00 |
| | | | | | Assembly Tooling | | | | |

ECO NO: |Program No: 1012955|Program Description: 2013 MDX 2R Seating Program|Tool No: 5069866|Tool Description: 2227108 ArmrestTube Bender|OEM No:|Program Manager: |JCI Part No: |Customer Asset No:

ECO NO: |Program No: 1012955|Program Description: 2013 MDX 2R Seating Program|Tool No: 5069869|Tool Description: 2263853 60% Cushion Ctr OCC Tube Bender|OEM No:|Program Manager: |JCI Part No:|Customer Asset No:

**Extended Header Text:**

* Tooling" funded portion of project. This PO authorizes the supplier to invest up to, but not exceed, stated amount(s). An updated/additional PO with the remaining balance(s) will be the authorization to continue past stated investment/dollars.
* All tools and fixtures must be clearly & permanently labeled Property of OEM, Tool Number, JCI Part Number(if applicable) and Cust
omer Asset Number(if applicable) prior to final supplier invoice.
* Supplier is responsible to tag the tool(s) per the latest OEM tool tagging standards & submit proper pictures with the FINAL TIAF/ Invoice package. The tool number is located on the PO along with the JCI part number and Customer Asset Number. If you are unclea
r of these tagging expectations or individual customer tool numbers, contact the specific JCI/JCIM engineer and/or CET buyer.
* This order is expected to meet or exceed the expectations outlined in the JCI/JCIM equipment/tooling specification/guidelines and/or JCI/JCIM details provided. Unless otherwise approved in writing by the proper JCI/JCIM representative, the supplier is expected to meet or exceed the latest version of JCI/JCIM SESS/SEGS/tool guidelines including all local expectation at point of equipment/to ol use. If you do not have the latest version of JCI/JCIM SESS/SEGS/tool guidelines, contact the buyer who has signed the PO.

*The Order does not constitute an acceptance of any offer or proposal made by Seller. Any reference in the Order to any offer or pr
oposal made by Seller is solely to incorporate the description or specifications of Supplies in the prior proposal, but only to the extent that the description or specifications do not conflict with the description and specifications in the Order.

| | | | |
|---|---|---|---|
| Authorized Purchasing Signature for Buyer | Line Total | USD | 199.017,00 |
| | Total Tax | USD | 0,00 |
| | Currency Total | USD | 199.017,00 |

Buyer Name:
Hoover Universal, Inc.
49200 Halyard Drive,
Plymouth, MI, 48170